Exhibit 99.3

PJT Partners EXCO Resources, Inc. OPPORTUNITY OVERVIEW | Q1 2018 Confidential

Notice to Recipients
This asset overview (the “Summary”) has been prepared solely for informational purposes and is being supplied by or on behalf of EXCO Resources, Inc. (“EXCO” or the “Company”) and/or one or more of its affiliates to you in your capacity as a prospective purchaser (the “Recipient”) in considering an acquisition of any or all of the Company’s assets (the “Transaction”).
RECEIPT AND RETENTION OF THIS SUMMARY CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE. IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE SUMMARY (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE, IT MUST RETURN THE SUMMARY TO THE COMPANY IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF.
The Recipient acknowledges and agrees that (i) the Summary is provided to the Recipient for informational purposes, (ii) neither the Company nor any of its affiliates bear any responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of any information contained within the Summary, (iii) no representation regarding the material within the Summary is made herein by the Company, (iv) neither the Company, nor any of its affiliates have made an independent verification as to the accuracy or completeness of the information within the Summary, and (v) neither the Company, nor any of its affiliates shall have any obligation to update or supplement any information contained within the Summary or otherwise provide additional information. The Summary has been prepared to assist interested parties in making their own evaluation of the Transaction and does not purport to be all-inclusive or to contain all of the information that a prospective purchaser may consider material or desirable in making its decision to invest in the Transaction. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making any decision to purchase and should perform its own independent investigation and analysis of the Transaction and the creditworthiness of the parties involved. The Recipient represents that it is sophisticated and experienced in investing in transactions similar to the Transaction. The information and data contained herein are not a substitute for the Recipient’s independent evaluation and analysis and should not be considered as a recommendation by the Company, nor any of its affiliates that any Recipient enter into the Transaction.
The Recipient acknowledges that (a) neither the Company nor any of its affiliates is in the business of providing legal, tax, investment or accounting advice, (b) the Recipient understands that there may be legal, tax, investment or accounting risks associated with the potential transaction described in the Summary, (c) the Recipient should receive legal, tax, investment and accounting advice from advisors with appropriate expertise to assess relevant risks, (d) the Recipient should apprise senior management in its organization as to the legal, tax, investment and accounting advice (and of applicable risks) associated with the Transaction and the disclaimers as to these matters, and (e) neither the Company nor any of its affiliates is making or will make any representation to any Recipient regarding the legality of an investment by any Recipient or any other person in the Transaction.
Any forward-looking statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company nor any of its affiliates as to the accuracy of any such statements or projections or with respect to any other materials contained herein. Whether or not any such forward-looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company nor any of its affiliates and which are in any case subject to a number of business and other risks. Accordingly, actual results may vary from the projected results and such variations may be material. Prospective acquirers should not rely on such forward-looking statements and projections.

Executive Summary

Diverse Portfolio with Substantial, High-Quality Drilling Inventory

EXCO Resources, Inc. ("EXCO" or the "Company") has engaged PJT Partners ("PJT") as its financial advisor to solicit proposals for the sale of its portfolio of assets.

OPPORTUNITY OVERVIEW AND SALE PROCESS DETAIL

On January 15, 2018, EXCO filed voluntary petitions for relief under Chapter 11 of the US Bankruptcy Code as part of a process to restructure its balance sheet

- As part of the ongoing process, the Company is seeking indications of interest for the sale of its assets
- Acceptable bids will include those for the entire asset portfolio or for its three individual asset regions with indicative bids due on or around March 9, 2018
- Binding bids to follow in accordance with sale process procedures and final court approval prior to closing
- Virtual data room ("VDR") will be available in mid-February 2018 for interested parties upon execution of a confidentiality agreement
- Reserve database effective date of April 1, 2018, for any asset sale

MAP OF PRIMARY ASSETS



Appalachia
PA
WV
Zavala
Frio
Dimmit
Harrison, TX
East Texas / North Louisiana
Caddo, LA
Jackson, LA
Gregg, TX
TX
LA
Rusk, TX
Red River, LA
DeSoto, LA
Panola, TX
South Texas
Nacogdoches, TX
Shelby, TX
San Augustine, TX
Sabine, TX

PORTFOLIO SUMMARY[1]

	East Texas / North Louisiana	South Texas	Appalachia & Other[2]
2017E Exit Net Production	208 MMcf/d	3,005 Boe/d	26 MMcf/d
Net Acres / % HBP	98,100 / 87%	49,700 / 94%	181,500 / 94%
Average WI / NRI of PDP Operated Wells	53% / 41%	44% / 33%	36% / 29%
Gross Producing Well Count Total / Operated	854 / 532	251 / 228	145 / 115

(1) Figures as of year-end 2017.
(2) A pending Appalachia transaction may significantly increase EXCO's working interests. In the event that the pending transaction closes, EXCO, and certain of its affiliates, would be the sole entities to convey its Appalachia interests to a prospective buyer(s) per the marketing materials contained herein.

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East Texas / North Louisiana Highlights

Large Operated Position in the Core of the Haynesville and Bossier Shales

PREMIER HAYNESVILLE / BOSSIER SHALE OPPORTUNITIES

Core Acreage Position with Significant Production

- Approximately 85,000 largely contiguous net acres in the core of the Haynesville and Bossier play(1)
- Leasehold is majority operated and 87% held by production, providing operational control
- Current net production of ~208 MMcf/d (87% EXCO operated production) from ~850 producing wells
  - Approximately 420 operated producing wells in the Louisiana Haynesville represents a leading position among producers
- Robust PDP base supports large total reserve value
- In the event of a Shell divestiture, a pref right exists for EXCO to acquire their Haynesville / Bossier assets

Drilling Inventory with De-Risked, Delineated Upside Potential

- Identified low-risk drilling and DUC inventory primed to ramp up production levels and cash flow
- Significant operated inventory of horizontal Haynesville and Bossier drilling locations with robust drilling economics at current strip pricing
- High intensity completion designs of >3,500 lbs/ft as being implemented by EXCO, with ongoing completion optimization up to 5,000 lbs/ft designs across the play
  - Results of latest generation of frac designs in portion of East TX are rivaling results in core Louisiana parishes
- Cross-unit laterals and well spacing, in addition to successfully tested third-party recompletions, provide incremental upside

Strategically Located Near Key Infrastructure

- Attractive netbacks / differentials in the position due to proximity to Henry Hub, LNG export facilities, and region with petrochemical demand
  - Existing major pipelines provide substantial capacity to access multiple Gulf Coast and Southeast markets
- Extensive gas gathering and water handling systems provide coverage across development acreage
- Ongoing optimization activities with gas transportation providers, with the potential to leverage the bankruptcy code around select executory contracts

EAST TEXAS / NORTH LOUISIANA ACREAGE MAP



TX
LA
Caddo
Harrison
Gregg
Jackson
Panola
Rusk
Red River
DeSoto
Shelby
Nacogdoches
San Augustine
Sabine

GROWTH AND RESILIENCY IN REGIONAL RIG COUNT(2)

Regional rig count has escalated with flat natural gas prices, a testament to the latest generation of completion designs.



Rig Count
50
45
40
35
30
25
20
15
10
Henry Hub ($/MMBtu)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
Jan-16
Apr-16
Jul-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Rig Count
Henry Hub

(1) Jackson Parish acreage is excluded in the Haynesville and Bossier play net acres.
(2) Haynesville rig counts per Baker Hughes. Henry Hub spot price per EIA figures.

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East Texas / North Louisiana Highlights (Cont’d)
Significant Collection of High-Return, Upside Opportunities
In addition to core drilling inventory targeting the world-class Haynesville shale, EXCO has identified tremendous STRATIGRAPHIC COLUMN HORIZON OVERVIEW upside opportunities across its East Texas / North
Louisiana position LOWER Selected Commentary:
CRETACEOUS Travis Peak
Identified Upside Demonstrated Success • Thick / high OGIP

South Texas Highlights

Highly Economic Operated Asset in the Eagle Ford Oil Window

UNIQUE OPPORTUNITY IN LOW-RISK AREA OF THE PLAY

Large, Contiguous South Texas Acreage Position	• Approximately 50,000 net acre position, almost entirely HBP, primarily in the prolific oil window of Zavala, Frio, and Dimmit Counties • Lower Eagle Ford thickness of up to ~200 ft across the entire position; including Upper Eagle Ford, total thickness of up to ~400 ft • Potential for lateral lengths in excess of 10,000 ft in some areas given lease configuration and relatively shallow depths
Predictable Production and Cash Flow Profile	• Current net production of ~3,000 Boe/d (~90% oil) – Operational control with average WI of 44% – Approximately 230 operated and 20 non-op wells producing from the Lower Eagle Ford, Austin Chalk, and Buda formations • Predictable PDP cash flow provides solid value for debt support in an acquisition financing • Extensive infrastructure in place with ample takeaway capacity to facilitate further development activity
Significant, Low-Risk Drilling Inventory plus Additional Upside	• Low-risk upside consists of significant gross operated Lower Eagle Ford drilling locations – Substantial running room with over half the acreage undeveloped • Completion design continues to evolve through increasing proppant intensity from 1,250 lbs/ft to over 2,300 lbs/ft – Approximately 50% EUR uplift realized on larger completion design • Additional formations enhance upside drilling inventory (Austin Chalk, Upper Eagle Ford, Buda, Georgetown) • Easily implementable operational improvements identified, including meaningful cost savings from full field electrification • Company owns ~6,580 surface acres that provide development flexibility and access to water supply

SOUTH TEXAS ACREAGE MAP



Zavala
Frio
TX
LA
Dimmit
EXCO Acreage

STRATIGRAPHIC COLUMN



CRETACEOUS
Gulfian
Comanchian
Coahuilan
Escondido
Olmos
San Miguel
Anacacho
Austin Chalk
Eagle Ford
Buda
Del Rio
Georgetown
Edwards
Stuart City
Glen Rose
Pearsall
Sligo
Hosston
5,800'
6,100'
6,500'
6,800'
9,400'
Typical TVD in Zavala County
Target Formation

- Prolific Austin Chalk production in offset acreage, but largely undeveloped across EXCO's position
- Upper Eagle Ford prospective and untested for staggered / stacked development
- Buda upside consists of multi-year drilling inventory
- Recent success drilling Georgetown wells in Zavala County by CML Exploration

5

Appalachia Highlights

Prolific Resource Potential in the Marcellus, Upper Devonian, and Utica

OPPORTUNITY TO CAPITALIZE ON ENORMOUS GAS IN PLACE[1]

Immense Net Acreage Position in World-Leading Natural Gas Region

- Large, primarily operated acreage position across the Marcellus Shale[2]
  - Approximately 82,300 net acres in Pennsylvania
  - Approximately 80,600 net acres in West Virginia
- Exposure to ~40,000 prospective net acres in the Utica Shale
- Existing production base of ~26 MMcf/d with shallow declines from ~145 gross wells that are supported by in-place infrastructure
- EXCO-owned gathering system (~25miles), including three compressor stations, in Armstrong and Centre Counties

Significant Drilling Upside that includes Utica Deep Rights

- Primarily HBP acreage position (94%) provides control around the pace of future development activities
  - Position primarily held by third-party shallow well production
- Meaningful drilling inventory economical today; capital constraints have hindered EXCO's development efforts to-date, with most recent activity in 2014
- Utica drilling activity from offset operators (CNX and XTO) is appraising acreage in close proximity to EXCO's Utica position
- Recent advances in completion design have considerably improved economic outlook
- Upper Devonian activity progressing toward EXCO acreage

Infrastructure Buildout to Enhance Market Access and Economics

- Appalachian infrastructure is undergoing transformative expansion that is expected to outpace regional supply growth
  - Differentials are anticipated to improve and drive down break-even pricing
  - Over 15 Bcf/d of additional gas takeaway capacity anticipated to be added through year-end 2019[3]
- Improved take-away capacity to complement existing low-cost operating structure

APPALACHIA ACREAGE MAP



Pennsylvania
Forest
Elk
Sullivan
Lycoming
Clinton
Clarion
Jefferson
Columbia
Clearfield
Centre
Armstrong
Indiana
Cambria
Allegheny
Westmoreland
Washington
Fayette
Somerset
EXCO Acreage
West Virginia
Tyler
Taylor
Wood
Ritchie
Barbour
Grant
Wirt
Lewis
Gilmer
Jackson
Upshur
Calhoun
Roane
Braxton
Putnam
Cabell
Clay
Kanawha
Nicholas
Lincoln
Boone
Fayette
Logan
Mingo
Raleigh
Wyoming
EXCO Acreage

(1) A pending Appalachia transaction may significantly increase EXCO's working interests. In the event that the pending transaction closes, EXCO, and certain of its affiliates, would be the sole entities to convey its Appalachia interests to a prospective buyer(s) per the marketing materials contained herein.
(2) Marcellus acreage count excludes acreage in Kentucky, Virginia, New York and certain other acreage.
(3) Based on company disclosures and research.

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Process Timing and Contact Information
• EXCO plans to conduct a two-stage sale process with indications of interest due on or around March 9, 2018
• VDR to open on or around February 12, 2018, with Management / Data Room presentations to be held in the second stage during the months of March and April
• Binding bid date, selection of Stalking Horse bidder(s), and other milestones to be dictated by sale process dynamics and court approvals
January 2018 February 2018 March 2018 S M T W T F S S M T W T F S S M T W T F S
1 2 3 4 5 6 1 2 3 1 2 3
7 8 9 10 11 12 13 4 5 6 7 8 9 10 4 5 6 7 8 9 10
14 15 16 17 18 19 20 11 12 13 14 15 16 17 11 12 13 14 15 16 17
21 22 23 24 25 26 27 18 19 20 21 22 23 24 18 19 20 21 22 23 24
28 29 30 31 25 26 27 28 25 26 27 28 29 30 31
VDR Open Indications of Interest Mgt / Data Room Presentations US Federal / Company Holiday
KEY CONTACTS
For additional information, please reach out to the following members of PJT Partners:
Keith Lord Zachary Rigoni* Jeremy Woodard* Emmanuel Recachinas Tony Yang Jennifer Wang
Managing Director Director Vice President Associate Analyst Analyst lord@pjtpartners.com rigoni@pjtpartners.com woodard@pjtpartners.com recachinas@pjtpartners.com yang@pjtpartners.com wang@pjtpartners.com Office: (212) 364-2443 Office: (212) 364-2420 Office: (212) 364-5729 Office: (212) 364-7967 Office: (212) 364-2823 Office: (212) 364-7962 Cell: (917) 353-2424 Cell: (773) 552-5202 Cell: (646) 919-7017 Cell: (203) 610-3166 Cell: (215) 858-7368 Cell: (702) 238-8050
*Denotes primary contacts.
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formation provides Schuler flexibility to
✓EXCO Norris 1-12 HC 1 well potentially stagger /
• EXCO continuing to unlock (2017 completion design) stack laterals
Bossier Shale potential in cum’d 1.9 Bcf in 8 months Sandstone
North Louisiana with an EUR/1,000’ of 1.6 Cotton Valley Sandstones • Completion
Bcf Valley optimization drives
Bossier
EURs of >2.0
✓Continued EXCO Cotton Bcf/1000’ in East
• Evolving completion JURASSIC development optimization, Bossier Shale Texas designs with tighter stage / including design of cluster spacing elicit better staggered laterals to allow UPPER Haynesville Shale • Offset operators results demonstrating strong for additional locations Haynesville results in East Texas
Group Cotton Valley Lime
• Modern Harrison / Panola ✓Other operators with Selected Commentary: County, TX Haynesville optimized completions Louark Buckner
• Over-pressured, completion optimizations (3,000-4,000+ lbs/ft) in the thermally mature and continue to establish region are enhancing Smackover organic-rich shale that economic locations economics is highly delineated    across EXCO’s position
GR Louann Salt
✓Cemented liner
• Substantial refrac completion designs have MIDDLE Haynesville • Continued evolution inventory among vast significantly larger JURASSIC Louann Warner of Haynesville completion designs is portfolio of operated EXCO proppant volume with delivering results in wellbores; cemented liner tighter stage and cluster    excess of 3.0 Bcf recompletions are eliciting spacing; success among strong results and returns CHK, QEP and Vine UPPER TRIASSIC Eagle Mills EUR/1,000’ lateral projects
Target Formation
4